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IF SIGNED AND RETURNED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN
ACCORDANCE WITH THE SPECIFICATIONS GIVEN. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATIONS ARE GIVEN AS TO VOTING, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED BELOW.
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                                                            Please mark you vote
                                                            as indicated in this
                                                            example          [x]

     The Board of Directors recommends a vote FOR the following Proposal.

                                                   FOR      AGAINST      ABSTAIN
  1. To approve and adopt the Agreement and Plan   [_]        [_]          [_]
     of  Merger, dated as of March 16, 1998,
     among ALLTEL, Corporation, a Delaware cor-poration ("ALLTEL"), Pinnacle Merger Sub,
     Inc. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of ALLTEL, and the Company, and the transactions contemplated thereby, pursuant to which, among other things, (a) Merger Sub will be merged with and into the Company, and the Company will become a wholly-owned subsidiary of ALLTEL, and (b) each out-standing share of the Company's common stock, $0.01 par value, will be converted into the right to receive .74 of a share of ALLTEL common stock, par value $1.00 per share.


  ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***

                                                         YES      NO
                                   Please check YES      [_]      [_]
                                   if you plan to
                                   attend the Special
                                   Meeting.



Signature                  Signature                                Date
         ------------------          ----------    -----------------    -------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
 ...............................................................................
                             FOLD AND DETACH HERE

                               VOTE BY TELEPHONE
                           QUICK***EASY***IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

* You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

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OPTION #1: To vote as the Board of Directors recommends on the Proposal described above: Press 1.
--------------------------------------------------------------------------------

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

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OPTION #1: To vote other than as the Board of Directors recommends on the
           Proposal described above: Press 0. You will hear these instructions:
--------------------------------------------------------------------------------

           To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

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PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF YOU VOTED YOUR
SHARES BY TELEPHONE, PLEASE DO NOT RETURN THE ABOVE PROXY CARD.
--------------------------------------------------------------------------------


CALL ** TOLL FREE ** ON A TOUCH-TONE TELEPHONE
           X-XXX-XXX-XXXX ANYTIME
   THERE IS NO CHARGE TO YOU FOR THIS CALL.

                         PROXY/VOTING INSTRUCTION CARD
                         360/0/ COMMUNICATIONS COMPANY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints D.E. Foster, M.J. Small and K.C. Gallagher, and each of them, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote, as specified on the reverse side, all shares of Common Stock of 360/0/ Communications Company that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on Tuesday, June 23, 1998, 10:00 local time, at the offices of The Northern Trust Company, 6th Floor Assembly Room, 50 S. LaSalle Street, Chicago, Illinois, or at any adjournment thereof.

The undersigned also hereby revokes previous proxies and acknowledges receipt of 360/0/ Communications Company's Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)





 ...............................................................................
                             FOLD AND DETACH HERE





                        360/0/ COMMUNICATIONS COMPANY
                        SPECIAL MEETING OF STOCKHOLDERS

                     TUESDAY, JUNE 23, 1998 AT 10:00 A.M.

                          THE NORTHERN TRUST COMPANY
                            6TH FLOOR ASSEMBLY ROOM
                             50 S. LASALLE STREET
                            CHICAGO, ILLINOIS 60675



All stockholders are cordially invited to attend the Special Meeting in person.